UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025
__________________________
ASCEND WELLNESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-254800	83-0602006
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
44 Whippany Road
Suite 101
Morristown, NJ 07960

(Address of principal executive offices)
(646) 661-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
12.75% Senior Secured Notes due 2029
On January 13, 2025, Ascend Wellness Holdings, Inc. (the “Company”) issued $15,000,000 aggregate principal amount of its 12.75% senior secured notes due 2029 (the “Additional Notes”) in a private placement (the “Offering”). The Additional Notes were issued under an indenture dated as of July 16, 2024 (the “Base Indenture”), as amended by a first supplemental indenture dated as of January 13, 2025 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Company and Odyssey Trust Company, as trustee (the “Trustee”). The Additional Notes were issued at 97.00% of face value, plus accrued and unpaid interest from and including July 16, 2024 to, but excluding, January 13, 2025. The Company intends to use the net proceeds from the Offering for general corporate purposes, including to fund growth initiatives.
The Additional Notes were issued as additional notes under the Indenture, under which the Company previously issued $235,000,000 aggregate principal amount of its 12.75% senior secured notes due 2029 (the “Initial Notes”, and together with the Additional Notes, the “Notes”). The Additional Notes are treated as a single series with the Initial Notes for all purposes under the Indenture and are fungible with the Initial Notes, except that the Notes offered hereby will initially be represented by new CUSIPs until four months and one day after issuance, after which they will have the same CUSIP numbers as the Initial Notes and will trade interchangeably with the Initial Notes.
Interest on the Notes will accrue at the rate of 12.75% per annum and will be payable semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 2025 (which payment with respect to the Additional Notes will include accrued interest from July 16, 2024). The Notes mature on July 16, 2029.
More information on the terms of the Notes may be found in our Current Report on Form 8-K filed on July 22, 2024.
The offering and sale of the Additional Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the laws of any other jurisdiction, and the Additional Notes were offered only to, or for the account or benefit of (1) persons in the “United States” (as such term is defined in Rule 902(l) of Regulation S (“Regulation S”) under the Securities Act) and “U.S. persons” (as such term is defined in Rule 902(k) of Regulation S under the Securities Act) who are either (A) an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act (each, an “Accredited Investor”), or (B) a “qualified institutional buyer” as such term is defined in Rule 144A under the Securities Act, who is also an Accredited Investor; or (2) to, or for the account or benefit of, persons not in the United States that are not U.S. persons in accordance with the requirements set forth in Regulation S.
First Supplemental Indenture
In addition to permitting the issuance of the Additional Notes, the First Supplemental Indenture amended the Base Indenture to permit certain “social equity” or female- or minority-owned enterprise focused investments by the Company and to modify the existing minimum liquidity covenant to specify that it is to be tested on a monthly basis.
The foregoing description of the Indenture and the Notes is qualified in its entirety by reference to the complete terms and conditions of the Indenture, the Guaranty and the Pledge and Security Agreement, a copy of each of which was previously filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to our Current Report on Form 8-K filed on July 22, 2024, and the First Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference into this Item 1.01.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
4.1	First Supplemental Indenture dated January 13, 2025 by and between Ascend Wellness Holdings, Inc. and Odyssey Trust Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Wellness Holdings, Inc.

January 14, 2025	/s/ Roman Nemchenko
Roman Nemchenko Chief Financial Officer (Principal Financial Officer)
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